UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2006

360 GLOBAL WINE COMPANY

(Exact name of registrant as specified in its charter)

Nevada	0-50092	98-0231440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kirkland Ranch Road, Napa, California 94558
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (707) 254-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.
On January 13, 2006, 360 Global Wine Company, a Nevada corporation (the “Company”), entered into a separate series of transactions by which it will acquire all of the outstanding capital stock of BMAC Corp., a Nevada corporation (“BMAC”), and also acquire shares of outstanding common stock of First Montauk Financial Corp., a New Jersey corporation (“FMFC”), upon the satisfaction of certain conditions to closing. The transaction agreements relating to the BMAC and the FMFC transactions, respectively, and the transactions themselves were disclosed in the Company’s Current Report on Form 8-K filed on January 19, 2006, which this Current Report on Form 8-K/A is amending.
In connection with the BMAC and the FMFC transactions, the Company also entered into a Financial Consulting Agreement dated November 17, 2005 with 360 Global Financial LLC 2, a Delaware limited liability company (“Financial LLC”), which the Company retained as a consultant. The agreement sets forth the terms by which Financial LLC is providing management consulting services, business advisory services and mergers and acquisitions advisory services to the Company. As compensation for such services, the Company agreed to issue up to an aggregate of 1,200,000 shares (after taking into effect its 1-for-150 reverse stock split, as described in the Company’s Definitive Information Statement on Schedule 14C filed on February 6, 2006) of its common stock upon the achievement of certain milestones and acquisitions. The Company agreed to issue one third of the total compensation upon the completion of the acquisition of BMAC, an additional one third of the total compensation upon the completion of the FMFC transaction, and the remaining one third of the total compensation upon the Company acquiring board and/or management control of FMFC. On January 31, 2006, the Company issued 26,500,000 shares of its common stock to Financial LLC as part of the compensation payable to Financial LLC for its services rendered to date. The Financial Consulting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
The Company is relying on the exemption from federal registration under Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits

Exhibit	Description of Exhibit
10.1	Financial Consulting Agreement between 360 Global Wine Company and 360 Global Financial LLC 2 dated November 17, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

360 GLOBAL WINE COMPANY

Date: February 10, 2006	By:	/s/ Joel Shapiro
Joel Shapiro
Chief Executive Officer

Exhibit Index

Exhibit	Description of Exhibit
10.1	Financial Consulting Agreement between 360 Global Wine Company and 360 Global Financial LLC 2 dated November 17, 2005.